Exhibit 21.1

SUBSIDIARIES OF REGISTRANT

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
Medical Properties Trust, LLC	Delaware	Alabama, Massachusetts
Mountain View-MPT Hospital, LLC	Delaware	Idaho
MPT of Allen FCER, LLC	Delaware	Texas
MPT of Altoona, LLC	Delaware	Wisconsin
MPT of Alvarado, LLC	Delaware	California
MPT of Alvarado, L.P.	Delaware	California
MPT of Alvin FCER, LLC	Delaware	Texas
MPT Aztec Opco, LLC	Delaware	—
MPT Bath S.a.r.l.	Luxembourg	—
MPT of Bennettsville, LLC	Delaware	South Carolina
MPT of Billings, LLC	Delaware	Montana
MPT of Billings Hospital, LLC	Delaware	Montana
MPT of Bloomington, LLC	Delaware	Indiana
MPT of Boise, LLC	Delaware	Idaho
MPT of Boise Hospital, LLC	Delaware	Idaho
MPT of Bossier City, LLC	Delaware	Louisiana
MPT of Brodie FCER, LLC	Delaware	Texas
MPT of Broomfield FCER, LLC	Delaware	Colorado
MPT of Brownsville, LLC	Delaware	Texas
MPT of Brownsville Hospital, LLC	Delaware	Texas
MPT of Carrollton AD, LLC	Delaware	Texas
MPT of Casper, LLC	Delaware	Wyoming
MPT of Casper Hospital, LLC	Delaware	Wyoming
MPT of Cedar Hill FCER, LLC	Delaware	Texas
MPT of Champion Forest FCER, LLC	Delaware	Texas
MPT of Chandler FCER, LLC	Delaware	Arizona
MPT of Cheraw, LLC	Delaware	South Carolina
MPT of Chino, LLC	Delaware	California
MPT of Clear Lake, LLC	Delaware	Texas
MPT of Clear Lake, L.P.	Delaware	Texas
MPT of Comal County, LLC	Delaware	Texas
MPT of Comal County Hospital, LLC	Delaware	Texas
MPT of Commerce City FCER, LLC	Delaware	Colorado
MPT of Converse FCER, LLC	Delaware	Texas
MPT of Corpus Christi, LLC	Delaware	Texas
MPT of Corpus Christi Hospital, LLC	Delaware	Texas
MPT of Dallas, LLC	Delaware	Texas
MPT of Dallas LTACH, LLC	Delaware	Texas (as “MPT of Dallas LTACH GP, LLC”)
MPT of Dallas LTACH, L.P.	Delaware	Texas
MPT Development Services, Inc.	Delaware	Alabama
MPT of Fairmont-Alecto, LLC	Delaware	West Virginia
MPT of Fairmont-Alecto Hospital, LLC	Delaware	West Virginia
MPT Finance Corporation	Delaware	—
MPT of Fall River-Steward Lender, LLC	Delaware	Massachusetts
MPT of Firestone FCER, LLC	Delaware	Colorado
MPT of Florence, LLC	Delaware	Arizona
MPT of Fort Worth FCER, LLC	Delaware	Texas
MPT of Fountain FCER, LLC	Delaware	Colorado
MPT of Frisco FCER, LLC	Delaware	Texas
MPT of Ft. Lauderdale, LLC	Delaware	Florida
MPT of Garden Grove Hospital, LLC	Delaware	California
MPT of Garden Grove Hospital, L.P.	Delaware	California
MPT of Garden Grove MOB, LLC	Delaware	California
MPT of Garden Grove MOB, L.P.	Delaware	California
MPT of Gilbert, LLC	Delaware	Arizona
MPT of Glendale FCER, LLC	Delaware	Arizona
MPT of Greenwood, LLC	Delaware	South Carolina
MPT of Greenwood Hospital, LLC	Delaware	South Carolina
MPT of Hausman, LLC	Delaware	Texas
MPT of Hillsboro, LLC	Delaware	Texas
MPT of Hillsboro, L.P.	Delaware	Texas
MPT of Hoboken Hospital, LLC	Delaware	—
MPT of Hoboken Real Estate, LLC	Delaware	New Jersey

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
MPT of Hoboken TRS, LLC	Delaware	New Jersey
MPT of Hoover-Medical West, LLC	Delaware	Alabama
MPT of Houston-Eldridge FCER, LLC	Delaware	Texas
MPT of Idaho Falls, LLC	Delaware	Idaho
MPT of Inglewood, LLC	Delaware	California
MPT of Inglewood, L.P.	Delaware	California
MPT of Johnstown, LLC	Delaware	Colorado
MPT of Johnstown Hospital , LLC	Delaware	Colorado
MPT JV GmbH & Co. KG	Germany	—
MPT JV Holdco Sarl	Luxembourg	—
MPT JV Verwaltungs GmbH	Germany	—
MPT of Kansas City, LLC	Delaware	Missouri
MPT of Lafayette, LLC	Delaware	Indiana
MPT of Lafayette Hospital, LLC	Delaware	Indiana
MPT of Laredo, LLC	Delaware	Texas
MPT of Laredo Hospital, LLC	Delaware	Texas
MPT of Las Cruces	Delaware	New Mexico
MPT of Las Cruces Hospital, LLC	Delaware	New Mexico
MPT of Leavenworth, LLC	Delaware	Kansas
MPT Legacy of Montclair, LLC	Delaware	New Jersey
MPT of Little Elm FCER, LLC	Delaware	Texas
MPT of Los Angeles, LLC	Delaware	California
MPT of Los Angeles, L.P.	Delaware	California
MPT of Mesa, LLC	Delaware	Arizona
MPT of Mesquite, LLC	Delaware	Texas
MPT of Mesquite Hospital, LLC	Delaware	Texas
MPT of Missouri City-Dulles FCER, LLC	Delaware	Texas
MPT of Missouri City FCER, LLC	Delaware	Texas
MPT of Mountain View, LLC	Delaware	—
MPT of Nacogdoches FCER, LLC	Delaware	Texas
MPT of North Gate FCER, LLC	Delaware	Colorado
MPT of Ogden, LLC	Delaware	Utah
MPT of Ogden Hospital, LLC	Delaware	Utah
MPT of Olympia, LLC	Delaware	—
MPT Operating Partnership, L.P.	Delaware	Massachusetts, Alabama, New York, Kansas
MPT of Overlook Parkway, LLC	Delaware	Texas
MPT of Paradise Valley, LLC	Delaware	California
MPT of Paradise Valley, L.P.	Delaware	California
MPT of PA-Vibra Lender, LLC	Delaware	Michigan
MPT of Pearland FCER, LLC	Delaware	Texas
MPT of Petersburg, LLC	Delaware	Virginia
MPT of Poplar Bluff, LLC	Delaware	Missouri
MPT of Port Arthur, LLC	Delaware	Texas
MPT of Portland, LLC	Delaware	Oregon
MPT of Post Falls, LLC	Delaware	Idaho
MPT of Post Falls Hospital, LLC	Delaware	Idaho
MPT of Prescott Valley, LLC	Delaware	Arizona
MPT of Prescott Valley Hospital, LLC	Delaware	Arizona
MPT of Provo, LLC	Delaware	Utah
MPT of Provo Hospital, LLC	Delaware	Utah
MPT of Reno, LLC	Delaware	Nevada
MPT RHM Achertal S.a.r.l.	Luxembourg	—
MPT RHM Adelsberg S.a.r.l.	Luxembourg	—
MPT RHM Aukammtal S.a.r.l.	Luxembourg	—
MPT RHM Bad Lausick S.a.r.l.	Luxembourg	—
MPT RHM Bad Sulze S.a.r.l.	Luxembourg	—
MPT RHM Berggiesshubel S.a.r.l.	Luxembourg	—
MPT RHM Braunfels S.a.r.l.	Luxembourg	—
MPT RHM Buchberg S.a.r.l.	Luxembourg	—
MPT RHM Burg Landshut S.a.r.l.	Luxembourg	—
MPT AHG Odenwald S.a.r.l.	Luxembourg	—
MPT RHM Christiaan S.a.r.l.	Luxembourg	—
MPT RHM Flechtingen S.a.r.l.	Luxembourg	—
MPT RHM Flechtingen II S.a.r.l.	Luxembourg	—
MPT RHM Fontana S.a.r.l.	Luxembourg	—
MPT RHM Franz-Alexander S.a.r.l.	Luxembourg	—
MPT RHM Gottleuba S.a.r.l.	Luxembourg	—

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
MPT RHM Grunheide S.a.r.l.	Luxembourg	—
MPT RHM Gunzenbach S.a.r.l.	Luxembourg	—
MPT RHM Gyhum S.a.r.l.	Luxembourg	—
MPT RHM Hannover S.a.r.l.	Luxembourg	—
MPT RHM Heidelberg S.a.r.l.	Luxembourg	—
MPT RHM Heiligendamm S.a.r.l.	Luxembourg	—
MPT RHM Heinrich Mann S.a.r.l.	Luxembourg	—
MPT RHM Hillersbach S.a.r.l.	Luxembourg	—
MPT RHM Hohenfeld S.a.r.l.	Luxembourg	—
MPT RHM Hohenlohe S.a.r.l.	Luxembourg	—
MPT RHM Holdco S.a.r.l.	Luxembourg	—
MPT RHM Hoppegarten S.a.r.l.	Luxembourg	—
MPT RHM Kaiserberg S.a.r.l.	Luxembourg	—
MPT RHM Kalbe S.a.r.l.	Luxembourg	—
MPT RHM Kinzigtal S.a.r.l.	Luxembourg	—
MPT RHM Kladow S.a.r.l.	Luxembourg	—
MPT RHM Klaus S.a.r.l.	Luxembourg	—
MPT RHM Lobenstein S.a.r.l.	Luxembourg	—
MPT RHM Magdeburg S.a.r.l.	Luxembourg	—
MPT RHM Moselschleife S.a.r.l.	Luxembourg	—
MPT RHM Park S.a.r.l.	Luxembourg	—
MPT RHM Schlangenbad S.a.r.l.	Luxembourg	—
MPT RHM Sonnenwende S.a.r.l.	Luxembourg	—
MPT RHM St. George Bad Durrheim S.a.r.l.	Luxembourg	—
MPT RHM St. George Bad Krotzingen S.a.r.l.	Luxembourg	—
MPT RHM Sudpark S.a.r.l.	Luxembourg	—
MPT RHM Tennstedt S.a.r.l.	Luxembourg	—
MPT RHM TRS S.a.r.l.	Luxembourg	—
MPT RHM Vesalius S.a.r.l.	Luxembourg	—
MPT RHM Wismar S.a.r.l.	Luxembourg	—
Med Valencia S.a.r.l.	Luxembourg	—
Bacoreta Investments S.L.	Spain	—
Healthcare Properties Fund Italy	Italy	—
MPT Median Münchwies S.a.r.l.	Luxembourg	—
MPT Median Schweriner See S.a.r.l.	Luxembourg	—
MPT Median Bad Oeynhausen S.a.r.l.	Luxembourg	—
MPT Median Bad Salzuflen S.a.r.l.	Luxembourg	—
MPT Bad Pyrmont II S.a.r.l.	Luxembourg	—
MPT Median Bassenheim S.a.r.l.	Luxembourg	—
MPT Psychosomatik S.a.r.l	Luxembourg	—
MPT Median Wilhelmsheim S.a.r.l.	Luxembourg	—
MPT Median Daun-Thommener Höhe S.a.r.l.	Luxembourg	—
MPT Median Daun-Am Rosenberg S.a.r.l.	Luxembourg	—
MPT Median Dormagen, S.a.r.l.	Luxembourg	—
MPT Median Tönisstein S.a.r.l.	Luxembourg	—
MPT Median Haus Dondert S.a.r.l.	Luxembourg	—
MPT Median Haus Grefrath S.a.r.l.	Luxembourg	—
MPT Haus Remscheid S.a.rl.	Luxembourg	—
MPT Median Germersheim S.a.r.l.	Luxembourg	—
MPT Median am Waldsee S.a.r.l.	Luxembourg	—
MPT Median Haus Willich S.a.r.l.	Luxembourg	—
MPT Median Daun-Altburg S.a.r.l.	Luxembourg	—
MPT Median Salze S.a.r.l.	Luxembourg	—
MPT Median Saale S.a.r.l.	Luxembourg	—
MPT Median Saale II S.a.r.l.	Luxembourg	—
MPT Median Children’s Rehab S.a.r.l.	Luxembourg	—
MPT Median Meduna S.a.r.l.	Luxembourg	—
MPT Median Meduna Park S.a.r.l. f/k/a MPT Median Fortuna S.a.r.l.	Luxembourg	—
MPT JV Acute Holdco S.a.r.l.	Luxembourg	—
MPT AHG Lubeck S.a.r.l.	Luxembourg	—
MPT AHG Mecklenberg S.a.r.l.	Luxembourg	—
MPT AHG Odenwald S.a.r.l.	Luxembourg	—
MPT AHG Ravensruh S.a.r.l.	Luxembourg	—
MPT AHG Richelsdorf S.a.r.l.	Luxembourg	—
MPT AHG Romhild S.a.r.l.	Luxembourg	—
MPT AHG Wigbertshohe S.a.r.l.	Luxembourg	—

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
MPT ATOS Cologne S.a.r.l. f/k/a MPT Median Special Project S.a.r.l.	Luxembourg	—
MPT Circle-Birmingham S.a.r.l.	Luxembourg	—
Med Valencia S.a.r.l.	Luxembourg	—
MPT UK Holdco S.a.r.l	Luxembourg	—
MPT Median Burggraben S.a.r.l	Luxembourg	—
MPT Median Holdings, S.a.r.l.	Luxembourg	—
Medical Properties Trust S.a.r.l.	Luxembourg	—
MPT Luxembourg GP S.a.r.l.	Luxembourg	—
MPT Luxembourg Partnership SCS	Luxembourg	—
MPT Luxembourg AIF Italy GP S.a.r.l.	Luxembourg	—
MPT Luxembourg AIF Italy SCS	Luxembourg	—
MPT Europe Holdco S.a.rl.	Luxembourg	—
MPT BMI Harbour Hospital Sarl	Luxembourg	—
MPT Switzerland Holdings Sarl	Luxembourg	—
MPT Mt Stuart Limited	United Kingdom	—
MPT Euxton Limited	United Kingdom	—
MPT Renacres Limited	United Kingdom	—
MPT Downs Limited	United Kingdom	—
MPT Winfield Limited	United Kingdom	—
MPT Rowley Limited	United Kingdom	—
MPT Ashtead Limited	United Kingdom	—
MPT Reading Limited	United Kingdom	—
MPT Viseu Sarl	Luxembourg	—
MPT Gozo Sarl	Luxembourg	—
Newco Inversiones Immobiliarias SL	Spain	—
Proyectos Torrelodones SL	Spain	—
Proyectos Moraleja 2002 SL	Spain	—
MPT Australia Realty Trust	New South Wales	—
MPT Australian Services Pty Ltd	New South Wales	—
MPT Kingswood Realty Trust	New South Wales	—
MPT Campbelltown Realty Trust	New South Wales	—
MPT Liverpool Realty Trust	New South Wales	—
MPT Bundoora Realty Trust	New South Wales	—
MPT Sunnybank Realty Trust	New South Wales	—
MPT Strathpine Realty Trust	New South Wales	—
MPT Perth Realty Trust	New South Wales	—
MPT St. Albans Realty Trust	New South Wales	—
MPT Glen Waverley Realty Trust	New South Wales	—
MPT Wantirna Realty Trust	New South Wales	—
MPT Ringwood East Realty Trust	New South Wales	—
MPT of Victorville, LLC	Delaware	California
MPT of Victory Lakes FCER, LLC	Delaware	Texas
MPT of West Anaheim, LLC	Delaware	California
MPT of West Anaheim, L.P.	Delaware	California
MPT of West Monroe, LLC	Delaware	Louisiana
MPT of Westover Hills, LLC	Delaware	Texas
MPT of West Valley City, LLC	Delaware	Utah
MPT of Wichita, LLC	Delaware	Kansas
MPT of Wyandotte County, LLC	Delaware	Kansas
Wichita Health Associates Limited Partnership	Delaware	Kansas
MPT of Toledo Hospital, LLC	Delaware
MPT of Sherman-Alecto Hospital, LLC	Delaware	Texas
MPT of Denver 48th FCER, LLC	Delaware	Colorado
MPT of McKinney FCER, LLC	Delaware	Texas
MPT of Gilbert FCER, LLC	Delaware	Arizona
MPT of Conroe FCER, LLC	Delaware	Texas
MPT of Houston Vintage AD, LLC	Delaware	Texas
MPT of Blue Springs, LLC	Delaware	Missouri
MPT of Missouri, LLC	Delaware	Missouri
MPT of Aurora FCER, LLC	Delaware	Colorado
MPT of Weslaco, LLC	Delaware	Texas
MPT of Weslaco Hospital, LLC	Delaware	Texas
MPT of Chandler-Ray FCER, LLC	Delaware	Arizona
MPT of Highland Village FCER, LLC	Delaware	Texas
MPT Europe Opportunities, LLC	Delaware	—
MPT of Helotes FCER, LLC	Delaware	Texas

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
MPT of Parker FCER, LLC	Delaware	Colorado
MPT of Cinco Ranch FCER, LLC	Delaware	Texas
MPT of Lubbock, LLC	Delaware	Texas
MPT of Lubbock Hospital, LLC	Delaware	Texas
MPT of Frisco-Eldorado FCER, LLC	Delaware	Texas
MPT of Mesa-Ellsworth AD, LLC	Delaware	Arizona
MPT of Goodyear FCER, LLC	Delaware	Arizona
MPT Camaro Opco, LLC	Delaware	—
MPT of Hartsville-Capella, LLC	Delaware	South Carolina
MPT of Hot Springs-Capella, LLC	Delaware	Arkansas
MPT of McMinnville-Capella, LLC	Delaware	Oregon
MPT of Olympia-Capella, LLC	Delaware	Washington
MPT of Longmont FCER, LLC	Delaware	Colorado
MPT of Port Huron, LLC	Delaware	Michigan
MPT of Frisco-Custer FCER, LLC	Delaware	Texas
MPT of Creekside FCER, LLC	Delaware	Texas
MPT of Morris, LLC	Delaware	New Jersey
MPT of Kershaw-Capella, LLC	Delaware	South Carolina
MPT of Desoto FCER, LLC	Delaware	Texas
MPT of Flagstaff, LLC	Delaware	Arizona
MPT of Highlands Ranch FCER, LLC	Delaware	Colorado
MPT of Marrero FCER, LLC	Delaware	Louisiana
MPT of San Tan Valley FCER, LLC	Delaware	Arizona
MPT of New Orleans Canal FCER, LLC	Delaware	Louisiana
MPT of Plano Preston FCER, LLC	Delaware	Texas
MPT of Houston Antoine FCER, LLC	Delaware	Texas
MPT of Katy 1463 FCER, LLC	Delaware	Texas
MPT of Newark, LLC	Delaware	New Jersey
MPT of Potranco FCER, LLC	Delaware	Texas
MPT of Mandeville FCER, LLC	Delaware	Louisiana
MPT of Garland FCER, LLC	Delaware	Texas
MPT of DeZavala FCER, LLC	Delaware	Texas
MPT of Glendale Camelback FCER, LLC	Delaware	Arizona
MPT of Austin Riverside FCER, LLC	Delaware	Texas
MPT of Columbus Salem FCER, LLC	Delaware	Ohio
MPT of Flagstaff Hospital, LLC	Delaware	Arizona
MPT of Lewiston-RCCH LLC	Delaware	Idaho
MPT of Pasco-RCCH, LLC	Delaware	Washington
MPT of Cypress Fry FCER, LLC	Delaware	Texas
MPT of Ayer-Steward, LLC	Delaware	Massachusetts
MPT of Brighton-Steward, LLC	Delaware	Massachusetts
MPT of Brockton-Steward, LLC	Delaware	Massachusetts
MPT of Dorchester-Steward, LLC	Delaware	Massachusetts
MPT of Fall River-Steward, LLC	Delaware	Massachusetts
MPT of Methuen-Steward, LLC	Delaware	Massachusetts
MPT of Norwood-Steward, LLC	Delaware	Massachusetts
MPT of Taunton-Steward, LLC	Delaware	Massachusetts
MPT of Haverhill-Steward, LLC	Delaware	Massachusetts
MPT Sycamore Opco, LLC	Delaware	—
MPT of Chino GP, LLC	Delaware	California
MPT of Victorville GP, LLC	Delaware	California
MPT of Toledo, LLC	Delaware	Ohio
MPT of Melbourne-Steward	Delaware	Florida
MPT of Rockledge-Steward, LLC	Delaware	Florida
MPT of Sebastian-Steward, LLC	Delaware	Florida
MPT of Warren-Steward, LLC	Delaware	Ohio
MPT of Youngstown-Steward, LLC	Delaware	Ohio
MPT of Easton-Steward, LLC	Delaware	Pennsylvania
MPT of Sharon-Steward, LLC	Delaware	Pennsylvania
MPT of Hillside-Steward, LLC	Delaware	Ohio
MPT of Chino, L.P.	Delaware	California
MPT of Victorville, L.P.	Delaware	California
MPT of Martins Ferry-Alecto, LLC	Delaware	Ohio
MPT of Martins Ferry-Alecto Hospital, LLC (TRS)	Delaware	Ohio
MPT of Maricopa RE-Steward, LLC	Delaware	Arizona
MPT of Odessa RE-Steward, LLC	Delaware	Texas
MPT of Ogden RE-Steward, LLC	Delaware	Utah

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
MPT of Phoenix RE-Steward, LLC	Delaware	Arizona
MPT of Port Arthur RE-Steward LLC	Delaware	Texas
MPT of San Antonio RE-Steward, LLC	Delaware	Texas
MPT of Woodland Park RE, Steward, LLC	Delaware	Colorado
MPT of Phoenix Behavioral-Steward, LLC	Delaware	Arizona
MPT Global Opportunities, LLC	Delaware	—
MPT of Rosenberg FCER, LLC	Delaware	Texas
MPT of Roxborough, LLC	Delaware	Pennsylvania
MPT of Roxborough, L.P.	Delaware	Pennsylvania
MPT of San Dimas Hospital, LLC	Delaware	California
MPT of San Dimas Hospital, L.P.	Delaware	California
MPT of San Dimas MOB, LLC	Delaware	California
MPT of San Dimas MOB, L.P.	Delaware	California
MPT of Shasta, LLC	Delaware	California
MPT of Shasta, L.P.	Delaware	California
MPT of Sherman-Alecto, LLC	Delaware	Texas
MPT of Spartanburg, LLC	Delaware	South Carolina
MPT of Spartanburg Hospital, LLC	Delaware	South Carolina
MPT of Southern California, LLC	Delaware	California
MPT of Southern California, L.P.	Delaware	California
MPT of Summerwood FCER, LLC	Delaware	Texas
MPT of Thornton FCER, LLC	Delaware	Colorado
MPT of Tomball, LLC	Delaware	Texas (as “MPT of Tomball GP, LLC”)
MPT of Tomball, L.P.	Delaware	Texas
MPT of Twelve Oaks, LLC	Delaware	Texas
MPT of Twelve Oaks, L.P.	Delaware	Texas
MPT of Wheeling-Alecto, LLC	Delaware	West Virginia
MPT of Wheeling-Alecto Hospital, LLC	Delaware	West Virginia
MPT of Layton-Steward, LLC	Delaware	Utah
MPT of Hope-Steward, LLC	Delaware	Arkansas
MPT of West Jordan-Steward, LLC	Delaware	Utah
MPT of Odessa-Steward, LLC	Delaware	Texas
MPT of Houston-Steward, LLC	Delaware	Texas
MPT of Phoenix-Steward, LLC	Delaware	Arizona
MPT of Salt Lake City-Steward, LLC	Delaware	Utah
MPT of San Antonio-Steward, LLC	Delaware	Texas
MPT of Tempe-Steward, LLC	Delaware	Arizona
MPT of Texarkana-Steward, LLC	Delaware	Texas
MPT of Las Vegas-Steward, LLC	Delaware	Nevada
MPT of Houston RE-Steward, LLC	Delaware	Texas
MPT of Layton RE-Steward, LLC	Delaware	Utah
MPT of Lehi-Steward, LLC	Delaware	Utah
MPT TRS Lender-Steward, LLC	Delaware	Massachusetts
MPT of Big Spring-Steward, LLC	Delaware	Texas
MPT Australia MIT Holdings, LLC	Delaware	—
MPT Australia, LLC	Delaware	—
MPT of Elgin, LLC	Delaware	South Carolina
MPT of Watsonville Lender, LLC	Delaware	California
MPT of Watsonville, LLC	Delaware	California
MPT of St. Luke's Parallel Parkway, LLC	Delaware	Kansas
MPT of St. Luke's Roeland Park, LLC	Delaware	Kansas
MPT of St. Luke's Shawnee, LLC	Delaware	Kansas
MPT of St. Luke's Overland Park North, LLC	Delaware	Kansas
MPT of St. Luke's Overland Park South, LLC	Delaware	Kansas
MPT of St. Luke's Olathe, LLC	Delaware	Kansas
MPT of St. Luke's Leawood, LLC	Delaware	Kansas
MPT of St Vincent Castleton, LLC	Delaware	Indiana
MPT of St Vincent Avon, LLC	Delaware	Indiana
MPT of St Vincent Brownsburg, LLC	Delaware	Indiana
MPT of St Vincent Noblesville South, LLC	Delaware	Indiana
MPT of St Vincent Plainfield, LLC	Delaware	Indiana
MPT of St Vincent Noblesville West, LLC	Delaware	Indiana
MPT of St Vincent Greenwood, LLC	Delaware	Indiana
MPT of St Vincent Indianapolis South, LLC	Delaware	Indiana
MPT Australia Trust, Inc.	Maryland	—
MPT TRS Lender PMH, LLC	Delaware	—
MPT of Bellflower PMH GP, LLC	Delaware	California

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
MPT of Culver City PMH GP, LLC	Delaware	California
MPT of Hollywood PMH GP, LLC	Delaware	California
MPT of Los Angeles PMH GP, LLC	Delaware	California
MPT of Manchester PMH, LLC	Delaware	Connecticut
MPT of North Providence PMH, LLC	Delaware	Rhode Island
MPT of Norwalk PMH GP, LLC	Delaware	California
MPT of Providence PMH, LLC	Delaware	Rhode Island
MPT of Ridley Park PMH, LLC	Delaware	Pennsylvania
MPT of Rockville PMH, LLC	Delaware	Connecticut
MPT of Springfield PMH, LLC	Delaware	Pennsylvania
MPT of Tustin PMH GP, LLC	Delaware	California
MPT of Upland PMH, LLC	Delaware	Pennsylvania
MPT of Upper Darby PMH, LLC	Delaware	Pennsylvania
MPT of Van Nuys PMH GP, LLC	Delaware	California
MPT of Waterbury PMH, LLC	Delaware	Connecticut
MPT of Bellflower PMH, L.P.	Delaware	California
MPT of Culver City PMH, L.P.	Delaware	California
MPT of Hollywood PMH, L.P.	Delaware	California
MPT of Los Angeles PMH, L.P.	Delaware	California
MPT of Norwalk PMH, L.P.	Delaware	California
MPT of Tustin PMH, L.P	Delaware	California
MPT of Van Nuys PMH, L.P.	Delaware	California
MPT TRS Lender-Vibra, LLC	Delaware	—
MPT of Bowling Green-Vibra, LLC	Delaware	Kentucky
MPT of Fresno-Vibra GP, LLC	Delaware	California
MPT of Fresno-Vibra, L.P.	Delaware	California
MPT of San Bernardino-Vibra GP, LLC	Delaware	California
MPT of San Bernardino-Vibra, L.P.	Delaware	California
MPT of Crown Point-Vibra, LLC	Delaware	Indiana
MPT of Mahoning Valley-Vibra, LLC	Delaware	Ohio
MPT of Tulsa-Vibra, LLC	Delaware	Oklahoma
MPT of Sacramento-Vibra GP, LLC	Delaware	California
MPT of Sacramento-Vibra, L.P.	Delaware	California
MPT of Springfield Massachusetts LTACH-Vibra, LLC	Delaware	Massachusetts
MPT of Rochdale-Vibra, LLC	Delaware	Massachusetts
MPT of Charleston-Vibra, LLC	Delaware	South Carolina
MPT of Richmond-Vibra, LLC	Delaware	Virginia
MPT of Fort Wayne-Vibra, LLC	Delaware	Indiana
MPT of Lafayette-Vibra, LLC	Delaware	Louisiana
MPT of Springfield-Vibra, LLC	Delaware	Illinois
MPT of Milwaukee-Vibra, LLC	Delaware	Wisconsin
MPT of South Clear Lake, LLC	Delaware	Texas
MPT of Johnstown-Lima, LLC	Delaware	Pennsylvania
MPT of Meyersdale-Lima, LLC	Delaware	Pennsylvania
MPT of Hastings-Lima, LLC	Delaware	Pennsylvania
MPT of Roaring Springs-Lima, LLC	Delaware	Pennsylvania
MPT of Lawton-Lima, LLC	Delaware	Oklahoma
MPT of Palestine-Lima, LLC	Delaware	Texas
MPT of Dodge City-Lima, LLC	Delaware	Kansas
MPT of Ottumwa-Lima, LLC	Delaware	Iowa
MPT of Riverton-Lima, LLC	Delaware	Wyoming
MPT of Lander-Lima, LLC	Delaware	Wyoming
MPT UK Trust, LLC	Delaware	—
MPT UK Trust Sub 1, LLC	Delaware	—
MPT UK Trust Sub 2, LLC	Delaware	—
MPT UK Trust Sub 3, LLC	Delaware	—
MPT UK Trust Sub 4, LLC	Delaware	—
MPT UK Trust Sub 5, LLC	Delaware	—
MPT UK Trust Sub 6, LLC	Delaware	—
MPT UK Trust Sub 7, LLC	Delaware	—
MPT UK Trust Sub 8, LLC	Delaware	—
MPT UK Trust Sub 9, LLC	Delaware	—
MPT UK Trust Sub 10, LLC	Delaware	—
MPT UK Trust Sub 11, LLC	Delaware	—
MPT of Ernest-Bakersfield,LLC	Delaware	California

Certain subsidiaries were omitted pursuant to Item 601(21)(ii) of the SEC’s Regulation S-K.